UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) September 25, 2013

MANITEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9725 Industrial Drive, Bridgeview, Illinois	60455
(Address of Principal Executive Offices)	(Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Company issues 1,375,000 shares of Common Stock in a registered direct offering

On September 25, 2013, Manitex International, Inc. (the “Company”) entered into subscription agreements with certain investors pursuant to which the Company agreed to sell to the investors an aggregate of 1,375,000 shares of the Company’s common stock, no par value per share, at a price of $10.75 per share, for a total purchase price of approximately $14.8 million. The Company is offering such shares pursuant to a prospectus supplement dated September 25, 2013, a prospectus dated August 9, 2011, which is part of a registration statement on Form S-3 (Registration No. 333-176189) that was declared effective by the Securities and Exchange Commission on August 23, 2011, and a registration statement filed pursuant to Rule 462(b) filed with the Securities and Exchange Commission on September 25, 2013 (Registration No. 333-191341), which became effective upon filing. The closing of the offering, which is subject to the satisfaction of customary closing conditions, is expected to take place on or about September 30, 2013.

Avondale Partners, LLC acted as our lead placement agent and Roth Capital Partners, LLC and The Benchmark Company, LLC acted as co-placement agents in this offering. In accordance with the terms of a Placement Agency Agreement dated September 25, 2013 between the Company, the placement agent and the co-placement agents, the Company will pay the placement agent a cash fee that represents 5.25% of the gross proceeds of the offering and reimburse the placement agent and co-placement agents for reasonable out-of-pocket expenses.

The foregoing description of the subscription agreements and the Placement Agency Agreement does not purport to be complete and are qualified in their entirety by reference to the form of subscription agreement attached as Exhibit 10.1 and the Placement Agency Agreement attached as Exhibit 10.2 hereto, which are each incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On September 25, 2013, the Company issued a press release announcing the offering. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

Date: September 25, 2013

MANITEX INTERNATIONAL, INC.

By:	/s/ David H. Gransee
Name:	David H. Gransee
Title:	Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Form of Investor Subscription Agreement.

10.2	Placement Agency Agreement dated September 25, 2013 between Manitex International, Inc., Avondale Partners, LLC, Roth Capital Partners, LLC and The Benchmark Company, LLC.

99.1	Press release issued on September 25, 2013.